EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

/s/ Charles E. Allen
Charles E. Allen, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Charles E. Allen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 11th day of June 2019.

/s/ Barbara I. Jacobs
Barbara I. Jacobs, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Barbara I. Jacobs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 11th day of June 2019.

/s/ Paula H.J. Cholmondeley
Paula H.J. Cholmondeley, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Paula H.J. Cholmondeley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicted beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 11th day of June 2019.

/s/ Phyllis Kay Dryden
Phyllis Kay Dryden, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Phyllis Kay Dryden, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

/s/ Douglas F. Kridler
Douglas F. Kridler, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Douglas F. Kridler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

/s/ David C. Wetmore
David C. Wetmore, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared David C. Wetmore, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

/s/ Keith F. Karlawish
Keith F. Karlawish, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Keith F. Karlawish, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 11th day of June 2019.

/s/ M. Diane Koken
M. Diane Koken, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared M. Diane Koken, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 11th day of June 2019.

/s/ Carol A. Kosel
Carol A. Kosel, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Carol A. Kosel, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Amy E. Haid
Name: Amy E. Haid
Notary Public
[SEAL]

My Commission Expires:  No Expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

Principal Executive Officer

/s/ Michael S. Spangler
Michael S. Spangler, President and Chief Executive Officer

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Michael S. Spangler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Teresa A. Alfred
Name: Teresa A. Alfred
Notary Public
[SEAL]

My Commission Expires:  February 22, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NATIONWIDE MUTUAL FUNDS, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the Nationwide Destination 2010 Fund, a series of the Trust, into the Nationwide Destination 2015 Fund (to be renamed the Nationwide Destination Retirement Fund prior to the reorganization), a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 11th day of June 2019.

Principal Accounting & Financial Officer

/s/ Joseph Finelli
Joseph Finelli, Treasurer and Chief Financial Officer

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

Before me, a Notary Public in and for said county and state, personally appeared Joseph Finelli, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 11th day of June 2019.

/s/ Lori K. Cramer
Name: Lori K. Cramer
Notary Public
[SEAL]

My Commission Expires:  September 30, 2021